Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED SECURITY AGREEMENT

dated as of

August 24, 2021

among

PROTALIX BIOTHERAPEUTICS, INC.,

as Issuer

THE GUARANTORS PARTY HERETO,

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Collateral Agent

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as 2021 Notes Trustee

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as 2024 Notes Trustee

Table of Contents

Page

Section 1.Definitions2

Section 2.[Reserved.]8

Section 3.Grant of Transaction Liens8

Section 4.General Representations and Warranties10

Section 5.Further Assurances; General Covenants12

Section 6.Intellectual Property13

Section 7.Investment Property14

Section 8.Deposit Accounts15

Section 9.[Reserved.]16

Section 10.Commercial Tort Claims16

Section 11.Transfer Of Record Ownership16

Section 12.Right to Vote Securities17

Section 13.[Reserved.]17

Section 14.Remedies upon Event of Default17

Section 15.Application of Proceeds19

Section 16.Fees and Expenses; Indemnification19

Section 17.Authority to Administer Collateral20

Section 18.Limitation on Duty in Respect of Collateral20

Section 19.General Provisions Concerning the Collateral Agent21

Section 20.Termination of Transaction Liens; Release of Collateral22

Section 21.Additional Grantors23

Section 22.[Reserved.]23

Section 23.Notices23

Section 24.No Implied Waivers; Remedies Not Exclusive23

Section 25.Successors and Assigns23

Section 26.Entire Agreement; Amendments and Waivers23

Section 27.Choice of Law24

Section 28.Submission to Jurisdiction24

Section 29.Waiver of Jury Trial24

Section 30.Severability24

Section 31.Counterparts24

i

SCHEDULES:
Schedule 1	Equity Interests in Subsidiaries and Affiliates Owned by Original Grantors
Schedule 2	Other Investment Property Owned by Original Grantors
Schedule 3	Material Commercial Tort Claims
Schedule 4	Other Secured Obligations
EXHIBITS:
Exhibit A	Security Agreement Supplement
Exhibit B	Copyright Security Agreement
Exhibit C	Patent Security Agreement
Exhibit D	Trademark Security Agreement
Exhibit E	Perfection Certificate
Exhibit F	Issuer Control Agreement

ii

AMENDED AND RESTATED

SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT dated as of August 24, 2021 (the “Effective Date”), among Protalix BioTherapeutics, Inc., as issuer (the “Issuer”), the Guarantors (as defined below) party hereto, Wilmington Savings Fund Society, FSB, as the collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and The Bank of New York Mellon Trust Company, N.A., as Trustee under the 2021 Notes Indenture (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “2021 Notes Trustee”) and as Trustee under the 2024 Notes Indenture (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “2024 Notes Trustee”, and the 2024 Notes Trustee, together with the 2021 Notes Trustee, the “Trustee”).

WHEREAS, (i) pursuant to the Indenture dated as of December 7, 2016 among the Issuer, the Guarantors party thereto, the 2021 Notes Trustee, and the Collateral Agent (as supplemented by the First Supplemental Indenture, dated July 24, 2017, the Second Supplemental Indenture, dated November 27, 2017, and the Third Supplemental Indenture, dated as of the date hereof, and as further supplemented, amended, modified, renewed or extended from time to time, the “2021 Notes Indenture”), the Issuer issued its 7.50% secured convertible notes due 2021 (the “2021 Notes”), and the Guarantors have guaranteed the 2021 Notes and (ii) pursuant to the Indenture dated as of the date hereof among the Issuer, the Guarantors party thereto, the 2024 Notes Trustee, and the Collateral Agent (as supplemented, amended, modified, renewed or extended from time to time, the “2024 Notes Indenture” and, together with the 2021 Notes Indenture, the “Indentures” and, each, an “Indenture”), the Issuer has or will issue, on the Effective Date, its 7.50% secured convertible notes due 2024 (the “2024 Notes” and, together with the 2021 Notes, the “Notes”), and the Guarantors have or will guarantee the 2024 Notes on and after the Effective Date;

WHEREAS, the Issuer, the Guarantors and the Collateral Agent entered into that certain Security Agreement, dated as of December 7, 2016 (as supplemented, amended, modified, renewed or extended prior to the date hereof, the “Existing Security Agreement”) in order to secure the Issuer’s and the Guarantors’ obligations under the 2021 Notes Indenture;

WHEREAS, the Issuer and the Guarantors desire to amend and restate the Existing Security Agreement as set forth herein in order to secure the Issuer’s and the Guarantors’ obligations under the Indentures by granting Liens on their respective assets to the Collateral Agent as provided herein;

WHEREAS, the Collateral Agent has agreed to act as agent for the benefit of the Secured Parties in connection with the transactions contemplated by the Indentures and this Agreement; and

WHEREAS, upon any foreclosure or other enforcement action as provided herein, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Security Agreement is hereby amended and restated in its entirety as follows:

Section 1. Definitions.
(a)Terms Defined in Indentures. Terms defined in each Indenture and not otherwise defined in this Agreement have, as used herein, the respective meanings provided for therein. The rules of construction specified in Section 1.03 of each Indenture also apply to this Agreement.
(b)Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:
Term	UCC

Account	9-102
Authenticate	9-102
Certificated Security	8-102
Chattel Paper	9-102
Commercial Tort Claim	9-102
Commodity Account	9-102
Commodity Customer	9-102
Deposit Account	9-102
Document	9-102
Equipment	9-102
Financial Asset	8-102 & 103
Fixtures	9-102
General Intangibles	9-102
Goods	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Letter-of-Credit Right	9-102
Money	1-201
Record	9-102
Securities Account	8-501
Security	8-102 & 103
Security Entitlement	8-102
Supporting Obligation	9-102
Uncertificated Security	8-102

(c)Additional Definitions. The following additional terms, as used herein, have the following meanings:

“2021 Holders” has the meaning given to the term “Holders” under the 2021 Notes Indenture.

“2021 Note Documents” has the meaning given to the term “Note Documents” under the 2021 Notes Indenture.

“2021 Note Obligations” has the meaning given to the term “Obligations” under the 2021 Notes Indenture.

“2021 Notes Secured Parties” means the 2021 Notes Trustee, the 2021 Holders and the Collateral Agent.

“2024 Holders” has the meaning given to the term “Holders” under the 2024 Notes Indenture.

“2024 Note Documents” has the meaning given to the term “Note Documents” under the 2024 Notes Indenture.

“2024 Note Obligations” has the meaning given to the term “Obligations” under the 2024 Notes Indenture.

“2024 Notes Secured Parties” means the 2024 Notes Trustee, the 2024 Holders and the Collateral Agent.

“Acting Noteholders” means, at any time, (i) the Holders of at least 10% of the aggregate principal amount of the 2021 Notes then outstanding, and (ii) the Holders of at least 10% of the aggregate principal amount of the 2024 Notes then outstanding, voting as a single class.

“Collateral” has the meaning set forth in Section 3(a)(xiv).

“Control” has the meaning specified in UCC Section 8-106, 9-104, 9-105, 9-106 or 9-107, as may be applicable to the relevant Collateral.

“Controlled Deposit Account” means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).

“Copyright License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

“Copyrights” means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United

States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Copyright Security Agreement” means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Deposit Account Control Agreement” means, with respect to any Deposit Account of any Grantor, a Deposit Account Control Agreement in a form reasonably acceptable to the Collateral Agent among such Grantor, the Collateral Agent and the relevant Depositary Bank.

“Depositary Bank” means a bank at which a Controlled Deposit Account is maintained.

“Equity Interest” means Capital Stock; provided, however, that “Equity Interests” does not include any debt security that is convertible into, or exchangeable for, (x) Capital Stock or (b) Capital Stock and/or cash based on the value of such Capital Stock).

“Grantors” means the Issuer and the Guarantors.

“Guarantors” has the meaning set forth in each Indenture.

“Holder” or “Holders” means the 2021 Holders and the 2024 Holders.

“IIA Approval” means the approval of the Israel Innovation Authority granted in connection with the transactions contemplated by the Note Documents.

“IIA-Funded Know-How” means the Intellectual Property forming part of the Collateral that was developed with the support of the Israeli Innovation Authority, including any rights derived therefrom.

“IIA Restrictions” means the following restrictions under Israeli law:

(a)

the grant of a security interest in any IIA-Funded Know-How will require and will be subject to the approval of the Israeli Innovation Authority and to the execution and delivery by the Israeli Security Trustee on behalf of the Holders, as applicable, of an undertaking towards the Israeli Innovation Authority, in the form requested by the Israeli Innovation Authority, prior to the creation of such security interest;

(b)

any enforcement of a security interest in IIA-Funded Know-How, including the sale, assignment or license of the IIA-Funded Know-How and its transfer within the framework of enforcement procedures under the Note Documents, will require and be subject to the approval of the Israeli Innovation Authority and to the conditions of the IIA Approval and the provisions of the Research Law; and

(c)

any enforcement of a security interest in IIA-Funded Know-How will be subject to the receipt of an undertaking of the grantee, potential buyer or any other transferee to assume the applicable obligations in respect of such IIA-Funded Know-How in accordance with the Research Law and in accordance with the terms of the program pursuant to which grants were provided to the applicable Israeli Grantor.

“Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“Intellectual Property” means any and all intellectual property and proprietary rights of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, improvements, data, software and databases and all embodiments or fixations thereof and related documentation, registrations and applications for registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Filing” means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Intellectual Property.

“Intellectual Property Security Agreement” means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

“Israeli Grantor” means Protalix Ltd., a limited company organized under the laws of the State of Israel, and each other Grantor that is organized under the laws of the State of Israel.

“Israeli Innovation Authority” means the Israeli National Authority for Technological Innovation (formerly known as the Office of the Chief Scientist of the Israeli Ministry of the Economy), or any successor governmental authority.

“Israeli Security Trustee” means Altshuler Shaham Trusts Ltd., in its capacity as Security Trustee under the Israeli law governed Security Documents.

“Issuer Control Agreement” means an Issuer Control Agreement substantially in the form of Exhibit F.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party.

“Material Commercial Tort Claim” means a Commercial Tort Claim involving a claim for more than $500,000.

“Note Documents” means the 2021 Note Documents and the 2024 Note Documents.

“Officer” means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Accounting Officer, the Treasurer or the Secretary of the Issuer or any Guarantor, as applicable.

“Officers’ Certificate” means a written certificate signed in the name of the Grantor by any two Officers, and delivered to the Collateral Agent.

“Opinion of Counsel” means a written opinion of legal counsel (who may be counsel to a Grantor or other counsel, in either case satisfactory to the Collateral Agent) addressed and delivered to the Collateral Agent.

“Original Grantor” means any Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

“own” refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and “acquire” refers to the acquisition of any such rights.

“Patent License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right with respect to any Patent or any invention, whether patentable or not, now or hereafter in existence, including any agreement identified in Schedule 1 to any Patent Security Agreement.

“Patents” means (i) all patents of the United States or any other country and all applications for patents of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, reexaminations, divisions, continuations, continuations-in-part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Patent Security Agreement” means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Perfection Certificate” means, with respect to any Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Grantor.

“Permitted Liens” means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 4.16 of each Indenture.

“Personal Property Collateral” means all property included in the Collateral except Real Property Collateral.

“Pledged”, when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, “Pledged Equity Interest” means an Equity Interest that is included in the Collateral at such time.

“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

“Real Property Collateral” means all real property (including leasehold interests in real property) included in the Collateral.

“Recordable Intellectual Property” means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered, (iii) any Copyright registered with the United States Copyright Office and any Copyright License with respect to a Copyright so registered and (iv) all rights in, to or under any of the foregoing.

“Research Law” means the Israeli Encouragement of Research, Development and Technological Innovation in Industry Law, 5744-1984 and the regulations, rules, circulars and guidelines promulgated or published thereunder.

“Required Secured Parties” means, at any time, (i) the Holders of more than 50% in aggregate principal amount of the 2021 Notes then outstanding, and (ii) the Holders of more than 50% in aggregate principal amount of the 2024 Notes then outstanding, voting as a single class.

“Secured Agreement”, when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Issuer, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

“Secured Obligations” means (i) all the principal of, premium on, if any, and interest on (including Post-Petition Interest) all Notes outstanding from time to time under the Indentures and (ii) all other amounts now or hereafter payable by the Issuer or any Guarantor pursuant to the Note Documents (including, without limitation, in respect of the Notes Guarantees), in each case, whether absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Issuer and/or any Guarantor of any proceeding under any debtor relief law naming the Issuer and/or any Guarantor as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Secured Parties” means the 2021 Notes Secured Parties and the 2024 Notes Secured Parties.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 21 and/or adding additional property to the Collateral.

“Trademark License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

“Trademarks” means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, domain names, rights of publicity, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications for registration in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Trademark Security Agreement” means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Transaction Liens” means the Liens granted by the Grantors under this Agreement.

“Trustees” means the 2021 Notes Trustee and the 2024 Notes Trustee.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 2. [Reserved.]
Section 3. Grant of Transaction Liens.
(a)The Issuer and each Guarantor, in order to secure the payment or performance of the Secured Obligations grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of the right, title and interests of the Issuer or such Guarantor, as the case may be, in, to, and under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:
(i)all Accounts;
(ii)all Chattel Paper;
(iii)all Money and Deposit Accounts;
(iv)all Documents;
(v)all Equipment;
(vi)all General Intangibles (including, without limitation, any Equity Interests in other Persons that do not constitute Investment Property);
(vii)all Instruments;
(viii)all Inventory;
(ix)all Investment Property;
(x)the Commercial Tort Claims described in Schedule 3 (as such Schedule may be supplemented from time to time);
(xi)all Letter-of-Credit Rights;
(xii)all Intellectual Property;
(xiii)all Goods not otherwise described above;
(xiv)such Grantor’s ownership interest in (1) its Controlled Deposit Accounts, (2) all Financial Assets credited to its Controlled Deposit Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Controlled Deposit Accounts from time to time and (4) all other money in the possession of the Collateral Agent;

(xv)all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any or all of the foregoing; and
(xvi)to the extent not otherwise included, all Proceeds of the Collateral described in the foregoing clauses (i) through (xv) (all of the above, the “Collateral”);

provided that the following property (collectively, the “Excluded Assets”) is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) any United States “intent-to-use” Trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impact the validity or enforceability of such application under applicable federal law, (C) any permit or license or any contractual obligation entered into by a Grantor that prohibits or requires the consent of any Person other than the Issuer or any of its subsidiaries as a condition to the creation by such Grantor of a Lien on any right, title or interest in such permit, license or contractual agreement, except to the extent such prohibition or consent requirement is ineffective under applicable law, (D) any property to the extent that the grant of a security interest therein is prohibited by any applicable law or regulation, requires a consent not obtained of any governmental authority pursuant to any applicable law or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, any applicable shareholder or similar agreement, except to the extent that such law or regulation or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law and (E) those assets as to which the Collateral Agent and the Issuer shall reasonably determine, in writing, that the cost or other consequence of obtaining a lien thereon or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby. Each Grantor shall upon request of the Collateral Agent use all reasonable efforts to obtain any such required consent that is reasonably obtainable. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that the “Collateral” of any Israeli Grantor shall only include Intellectual Property registered in the United States of America; provided that in respect of any such Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Collateral and any enforcement thereof shall be (x) subject to the IIA Restrictions (including the Research Law and the IIA Approval) and (y) separately governed by the laws of the State of Israel and subject to the exclusive jurisdiction of the Israeli courts. Notwithstanding anything contained herein or in any other Note Document to the contrary, in no event shall the Collateral Agent be deemed to have been granted a security interest in, nor shall the Collateral Agent have any obligations with respect to or liability in connection with, any Collateral constituting IIA-Funded Know-How Collateral. In furtherance of, and without limiting the generality of the foregoing, in no event shall the Collateral Agent have any obligations with respect to, or liability for, any Collateral governed by the laws of the State of Israel and/or located (and in the case of any Intellectual Property constituting Collateral, registered) in the State of Israel.

(b)With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.
(c)The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.
Section 4. General Representations and Warranties. Each Grantor represents and warrants that:
(a)Such Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable.
(b)With respect to each Original Grantor, Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Grantor as of the Effective Date. Such Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).
(c)With respect to each Original Grantor, Schedule 2 lists, as of the Effective Date, (i) all Securities owned by such Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Grantor owns Security Entitlements.
(d)All Pledged Equity Interests owned by such Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any Permitted Liens. All shares of capital stock of wholly-owned Subsidiaries of a Grantor organized in the United States, any State thereof or the District of Columbia included in such Pledged Equity Interests (including shares of capital stock in respect of which such Grantor owns a security entitlement) have been duly authorized and validly issued and are fully paid and non-assessable.
(e)Such Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.
(f)On and after the Effective Date, no Collateral owned by such Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.
(g)The Transaction Liens on all Personal Property Collateral owned by such Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Grantor’s Note Guarantees, as the case may be.

(h)Such Grantor has delivered a Perfection Certificate to the Collateral Agent. With respect to each Original Grantor, information set forth therein is correct and complete in all material respects as of the Effective Date.
(i)When UCC financing statements have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Personal Property Collateral owned by such Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Grantor’s Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 6(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) the filing, in the case of any Israeli Grantor, of this Agreement with the Israeli Registrar of Companies and (iii) such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens. Notwithstanding anything herein to the contrary, no Israeli Grantor shall be required to perfect any security interest or Transaction Lien, or record any notice thereof, in any Intellectual Property registered in any jurisdiction other than Intellectual Property registered in the United States of America.
(j)As of the date hereof, Schedules 11(a), 11(b) and 11(c) to the Perfection Certificate set forth a true and accurate list of (i) all registrations of and applications for Patents, Trademarks, and Copyrights owned by any Grantor and (ii) all Copyright Licenses pursuant to which any Grantor is granted an exclusive license to one or more registered United States Copyrights that are identified in such Copyright License.
(k)With respect to all Intellectual Property listed on Schedules 11(a), 11(b) and 11(c) to the Perfection Certificate that is owned by a Grantor, such Grantor is the owner of the entire right, title, and interest in and to such Intellectual Property that is material to the conduct of its business or otherwise of material value, free and clear of all Liens (other than Permitted Liens). To the knowledge of such Grantor, such Grantor, in all material respects, owns or is validly licensed to use all other Intellectual Property necessary for the conduct of its business as currently conducted, free and clear of all Liens (other than Permitted Liens).
(l)All registrations and applications for Copyrights, Patents and Trademarks included in the Collateral, in all material respects, are standing in the name of a Grantor and are subsisting and in full force and effect, and to such Grantor’s knowledge, valid and enforceable.
(m)No holding, decision, or judgment has been rendered in any action or proceeding against any Grantor before any court, administrative or other governmental authority, challenging the validity or enforceability of any Intellectual Property included in the Collateral and material to the conduct of any Grantor’s business or otherwise of material value, or such

Grantor’s right to register, own or use such Intellectual Property, and no such action or proceeding against such Grantor is pending or, to the Grantors’ knowledge, threatened in writing.
(n)With respect to each Copyright License, Trademark License, Patent License, and License of trade secrets to which any Grantor is a party: (i) such agreement constitutes a legal, valid and binding obligation of such Grantor and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such Grantor has not received any written notice of termination or cancellation under such license; (iii) such Grantor has not received any written notice of a breach or default under such license, which breach or default has not been cured; and (iv) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or otherwise permit termination, modification or acceleration under such agreement.
(o)Each Grantor has taken commercially reasonable steps to protect in all material respects: (i) the confidentiality of all Intellectual Property owned by such Grantor the value of which to such Grantor is contingent upon maintaining the confidentiality thereof and (ii) its interest in its material Intellectual Property owned by such Grantor.
Section 5. Further Assurances; General Covenants. So long as any of the Secured Obligations (other than contingent indemnification obligations) remain unsatisfied, each Grantor covenants as follows:
(a)such Grantor will, from time to time, at the Issuer’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing) that from time to time may be necessary or commercially reasonable, or that the Collateral Agent may reasonably request, in order to:
(i)create, preserve, perfect, confirm or validate the Transaction Liens on such Grantor’s Collateral;
(ii)in the case of Pledged Deposit Accounts, Pledged Investment Property and Pledged Letter-of-Credit Rights, cause the Collateral Agent to have Control thereof;
(iii)enable the Collateral Agent and the other Secured Parties to obtain the contractual benefits of this Agreement; or
(iv)enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Grantor’s Collateral.

Such Grantor authorizes the Collateral Agent, without any obligation, to execute and file such financing statements or continuation statements in such jurisdictions with such descriptions of collateral (including as the Collateral is specifically described herein or “all assets”, “all personal property” or “all assets whether now owned or hereinafter acquired” or other words of similar effect) and other information set forth therein as the Collateral Agent may reasonably deem necessary or desirable for the purposes set forth in the preceding sentence. Each Grantor also ratifies its authorization for the Collateral Agent to file in any such jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interests granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. The Issuer will pay the actual and documented costs of, or reasonably incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

(b)such Grantor will not (i) change its name or organizational form or structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9 203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Agent prior notice thereof and, in the case of clause (iii), only to the extent doing so is not prohibited by the Notes Documents.
(c)such Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Grantor’s Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of this Agreement.
(d)the Grantors shall (i) each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 4.03 of each Indenture, deliver to the Collateral Agent an updated Perfection Certificate signed by an officer of each Grantor and (ii) not later than 15 calendar days following the end of each fiscal quarter, deliver to the Collateral Agent updated Schedules 11(a), (b) and (c) of the Perfection Certificate.
Section 6. Intellectual Property. Each Grantor covenants as follows:
(a)if such Grantor, at any time after the date hereof, obtains any ownership or other rights in and to any additional Intellectual Property, then the provisions of this Agreement shall automatically apply thereto and any such Intellectual Property shall automatically constitute Collateral and shall be subject to the security interest created by this Agreement, without further action by any party (except as expressly set forth in Section 3 hereof). Further, Schedules 11(a), 11(b) and 11(c) to the Perfection Certificate shall be amended or deemed to be amended to include any applications or registrations for Patents, Trademarks and Copyrights included in the Collateral (but the failure to so amend shall not be deemed to affect the Collateral Agent’s security interest in or lien upon such Intellectual Property).
(b)on the Effective Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Such Grantor will also promptly make and execute all other Intellectual Property Filings necessary to record, not later than 30 calendar days following the end of each fiscal quarter, the Transaction Liens on such Recordable Intellectual Property in connection with any Intellectual Property over which the Collateral Agent does not have a perfected Lien.

(c)such Grantor will notify the Collateral Agent promptly if it knows that any registration or application for registration relating to any material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of or right to use such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same.
(d)such Grantor shall not take any act or omit to take any commercially reasonable act whereby any material Intellectual Property included in the Collateral may be abandoned, forfeited, dedicated to the public, invalidated, lapse or materially impaired in any way other than in the ordinary course of business or as consistent with such Grantor’s past practice.
(e)such Grantor shall not grant any exclusive license to any third party of any material Intellectual Property included in the Collateral that would materially detract from the value of the Collateral (taking into account the value of the license as well) or materially interfere with the ordinary course of business of any Grantor, other than in the ordinary course of business.
(f)such Grantor shall take all actions reasonably necessary or advisable, or otherwise reasonably requested by the Collateral Agent, to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Recordable Intellectual Property (now or hereafter existing) material to the conduct of such Grantor’s business, including the filing of applications for renewal, affidavits of use and, if consistent with good business judgment, to initiate opposition, interference, inter partes and post-grant review proceedings against third parties.
(g)upon the occurrence and during the continuance of an Event of Default, at the written request of the Collateral Agent, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License, Trademark License or any other License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.
Section 7. Investment Property. Each Grantor represents, warrants and covenants as set forth in this Section 7.
(a)Certificated Securities. On the Effective Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Grantor. Thereafter, whenever such Grantor acquires any other certificate representing a Pledged Certificated Security, such Grantor will promptly deliver such certificate to the Collateral Agent as Collateral hereunder.

(b)Uncertificated Securities. On the Effective Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Grantor and deliver such Issuer Control Agreement to the Collateral Agent (which, if satisfactory to the Collateral Agent, shall enter into the same). Thereafter, whenever such Grantor acquires any other Pledged Uncertificated Security, such Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which, if satisfactory to the Collateral Agent, shall enter into the same).
(c)Perfection as to Certificated Securities. When such Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Collateral Agent and complies with Section 13(h) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Certificated Security, and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.
(d)Perfection as to Uncertificated Securities. When such Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security owned by such Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security, and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.
(e)Delivery of Pledged Certificates. All certificates representing Pledged Certificated Securities, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed (to the extent required by applicable law).
(f)Certification of Limited Liability Company and Partnership Interests. To the extent any interest in a limited liability company or partnership organized in the United States, any State thereof or the District of Columbia and controlled by any Grantor that is required to be pledged pursuant to the terms hereof or pursuant to the terms of each Indenture is certificated or becomes certificated, each such certificate shall be delivered to the Collateral Agent pursuant to Section 7(a) and such Grantor shall fulfill all other requirements under Section 7 applicable in respect thereof.
Section 8. Deposit Accounts.
(a)Each Grantor represents, warrants and covenants that, on and after the date on which Deposit Account Control Agreements have been entered into:
(i)Subject to the following clause (b), all cash owned by such Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled

Deposit Accounts, other than (i) non U.S. Deposit Accounts and (ii) Deposit Accounts exclusively used for (A) payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s or its Subsidiaries’ employees, (B) health-savings accounts and worker’s compensation accounts, (C) trust accounts (to the extent no funds are held therein other than amounts held therein in trust in the ordinary course of business on behalf of third parties that are not Grantors or Affiliates of Grantors) and (D) zero balance accounts used in the ordinary course of business (collectively, the accounts described in this clause (ii), “Excluded Deposit Accounts”);
(ii)in respect of each Controlled Deposit Account, the Depositary Bank’s jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect; and
(iii)so long as the Collateral Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens other than Permitted Liens.
(b)Materiality Exception. The Grantors have the right not to comply with the provisions of Section 8(a) with respect to Deposit Accounts having total collected balances, together with any cash not held in a Deposit Account, that do not, at any time, exceed $500,000 in the aggregate for all Grantors.
Section 9. [Reserved.]
Section 10. Commercial Tort Claims. Each Grantor represents, warrants and covenants as follows:
(a)in the case of an Original Grantor, Schedule 3 accurately describes, with the specificity required to satisfy Official Comment 5 to UCC Section 9-108, each Material Commercial Tort Claim with respect to which such Original Grantor is the claimant as of the Effective Date, and, in the case of any other Grantor, Schedule 3 to its first Security Agreement Supplement will accurately describe, with the specificity required to satisfy said Official Comment 5, each Material Commercial Tort Claim with respect to which such Grantor is the claimant as of the date on which it signs and delivers such Security Agreement Supplement; and
(b)If any Grantor acquires a Material Commercial Tort Claim after the Effective Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will promptly sign and deliver to the Collateral Agent a Security Agreement Supplement granting a security interest in such Commercial Tort Claim (which shall be described therein with the specificity required to satisfy said Official Comment 5) to the Collateral Agent for the benefit of the Secured Parties.
Section 11. Transfer Of Record Ownership. At any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Grantor, if reasonably directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee.

Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section. If the provisions of this Section are implemented, Section 7(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Collateral Agent or its nominee. The Collateral Agent will promptly give to the relevant Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.
Section 12. Right to Vote Securities. If an Event of Default shall have occurred and be continuing, the Collateral Agent will have the exclusive right to the extent permitted by law to vote, to give consents, ratifications and waivers and to take any other reasonable action with respect to the Pledged Investment Property and the other Pledged Equity Interests, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Grantor will take all such reasonable action as necessary or as the Collateral Agent may reasonably request from time to time to give effect to such right.
Section 13. [Reserved.]
Section 14. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing under either Indenture, the Collateral Agent may exercise (or cause or permit its subagents to exercise) any or all of the remedies available to it (or to such sub-agents) under this Agreement.
(b)Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other applicable law or in equity with respect to any Personal Property Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as may be commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Collateral Agent (by or through an acquisition vehicle) or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at any such sale, to use and apply all or any part of the Secured Obligations owed to such person as a credit on account of the purchase price of any Collateral payable by such person at such sale. Without limiting the generality of the foregoing, the Collateral Agent (by or through an acquisition vehicle), at the written direction of the Required Secured Parties, may credit bid all or any portion of the Secured Obligations (excluding any Secured Obligations owed to the Collateral Agent, the 2021 Notes Trustee or the 2024 Notes Trustee) in order to purchase any or all of the Collateral at such sale. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any law or statute now existing or hereafter enacted. The Collateral Agent shall not be obliged to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, upon ten (10) days’ prior written notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Collateral Agent may disclaim any warranty, as to title or as to any other matter, in connection with such sale or other disposition, and its doing so shall not be considered adversely to affect the commercial reasonableness of such sale or other disposition.
(c)If the Collateral Agent sells any of the Collateral upon credit, the Grantors will be credited only with payment actually made by the purchaser, received by the Collateral Agent and applied in accordance with Section 15 hereof. In the event any purchaser fails to pay for the Collateral it has purchased or purported to purchase, the Collateral Agent may resell the same, subject to the same rights and duties set forth herein.
(d)Notice of any such sale or other disposition shall be given to the relevant Grantor(s) as (and if) required by Section 17.
(e)At any time after the occurrence and during the continuance of an Event of Default, upon the written demand of the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments, in favor of the Collateral Agent or its designee, of such Grantor’s right, title, and interest in, to and under the Intellectual Property included in the Collateral in recordable form as applicable, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.
(f)For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an unlimited irrevocable, worldwide, royalty-free, fully paid-up license and sublicense to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor to make, have made, use, sell, copy, distribute, perform, make derivative works, publish, and exploit in any other manner for which an authorization from the owner of such Intellectual Property would be required under applicable law, provided that the applicable Grantor shall have such rights of quality control and inspection which are reasonably necessary under applicable law to maintain the validity and enforceability of Trademarks included in the Collateral. The use of such license by the Collateral Agent may be exercised only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.
(g)The foregoing provisions of this Section shall not apply to Real Property Collateral other than Fixtures as to which such provisions shall apply to the extent such Fixtures are governed by Article 9 of the UCC.
Section 15. Application of Proceeds.
(a)Any cash held in the Controlled Deposit Accounts and the proceeds of any sale or other disposition of all or any part of the Collateral shall be applied in the following order (it being agreed that the Collateral Agent shall apply such amounts in the following order as promptly as is reasonably practicable after the receipt thereof; provided that such amounts shall not be so applied until such time as the amount of the Secured Obligations has been determined in accordance with the terms hereof and under the terms of the respective Indentures, including and subject to Section 15(b) below):
(i)FIRST, ratably to the Collateral Agent, the 2021 Notes Trustee, the 2024 Notes Trustee and their respective agents and attorneys for amounts due under the Note Documents, including payment of all compensation, expenses, indemnities and liabilities incurred by the Collateral Agent, the 2021 Notes Trustee and the 2024 Notes Trustee and the costs and expenses of collection;
(ii)SECOND, ratably to the 2021 Notes Trustee and the 2024 Notes Trustee for payment of the Secured Obligations owing under the 2021 Notes Indenture and the 2024 Notes Indenture, respectively, in accordance with Section 6.11 of the applicable Indenture; and
(iii)THIRD, the balance, if any, to the Company or to such other party as a court of competent jurisdiction directs.
(b)Promptly after receipt of any amounts referred to in Section 15(a) above, the Collateral Agent shall provide notice to the 2021 Notes Trustee and the 2024 Notes Trustee. Within five (5) Business Days of the receipt of such notice, the 2021 Notes Trustee and the 2024 Notes Trustee shall each give the Collateral Agent written notice of any amounts due and unpaid on the principal of, the Fundamental Change Repurchase Price or the Redemption Price for, accrued and unpaid interest on, and any consideration (including any Make-Whole Premium) due upon the conversion of, the 2021 Notes and the 2024 Notes, respectively. Unless otherwise directed by a court of competent jurisdiction, the Collateral Agent shall use the information provided for in such confirmations as the basis for applying such cash in accordance with Section 15(a) above. Absent receipt of such information from the Trustees and unless otherwise directed by a court of competent jurisdiction, the Collateral Agent shall not be required to make any distributions contemplated by Section 15(a) unless and until such information is provided by the Trustees and the Collateral Agent shall incur no liability for any such inaction; provided however, that if the 2021 Notes Trustee or the 2024 Notes Trustee shall fail or refuse reasonably promptly to provide such requested information, the Collateral Agent shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Issuer, and shall incur no liability therefor. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Issuer or any Guarantor, any Secured Party or any other person as a result of such determination or any inaction as a result of not timely receiving such information from the 2021 Notes Trustee, the 2024 Notes Trustee or the Issuer.
Section 16. Fees and Expenses; Indemnification. (a) The Issuer and the Guarantors will jointly and severally forthwith upon demand pay to the Collateral Agent:
(i)the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;
(ii)the amount of any and all reasonable and documented out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under this Agreement or any other Note Document;
(iii)the amount of any fees that the Issuer shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and
(iv)the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability, claim, damage, injuries, penalties, action, suits, judgments, costs or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with this Agreement or the other Note Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment issued by a court of competent jurisdiction no longer subject to appeal or review.
(b)If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in this Agreement, the Issuer will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.
(c)The Issuer shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, each Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.
(d)The obligations of the Issuer under this Section 16 shall survive the termination of this Agreement and/or any resignation or removal of the Collateral Agent.
Section 17. Authority to Administer Collateral.
(a)Each Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Issuer’s expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Grantor’s Collateral:
(i)to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,
(ii)to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,
(iii)to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and
(iv)to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Grantor at least ten days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

(b)The foregoing provisions of this Section shall not apply to Real Property Collateral other than Fixtures as to which such provisions shall apply to the extent such Fixtures are governed by Article 9 of the UCC.
Section 18. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Issuer and each Guarantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Persons obligated on Collateral or to remove Liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against any other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Issuer or any Guarantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including, without limitation, any warranties of title, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral, or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral or (l) to the extent deemed reasonable and appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Issuer and each Guarantor acknowledges that the purpose of this Section 18 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being specifically referred to in this Section 18. Without limitation upon the foregoing, nothing contained in this Section 18 shall be construed to grant any rights to the Issuer or any Guarantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 18.
Section 19. General Provisions Concerning the Collateral Agent.
(a)The provisions of Article 14 of each Indenture shall inure to the benefit of the Collateral Agent and shall be binding upon all Grantors and all Secured Parties, in connection with this Agreement. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, and (iii) the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Grantor that is communicated to or obtained by the bank serving as Collateral

Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Issuer or a Secured Party.
(b)Information as to Secured Obligations and Actions by Secured Parties. Upon the written request of the Collateral Agent, the 2021 Notes Trustee and the 2024 Notes Trustee shall promptly (and, in any event, within five (5) Business Days) give the Collateral Agent written notice of any amounts due and unpaid on the principal of, the Fundamental Change Repurchase Price or the Redemption Price for, accrued and unpaid interest on, and any consideration (including any Make-Whole Premium) due upon the conversion of, the 2021 Notes and the 2024 Notes, respectively; provided however, that if the 2021 Notes Trustee or the 2024 Notes Trustee shall fail or refuse reasonably promptly to provide such requested information, the Collateral Agent shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Issuer, and shall incur no liability therefor. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Issuer or any Guarantor, any Secured Party or any other person as a result of such determination or any inaction as a result of not timely receiving such information from the 2021 Notes Trustee, the 2024 Notes Trustee or the Issuer.
(c)Refusal to Act. The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent or similar representative thereof that, in the Collateral Agent’s opinion, (i) is contrary to law or the provisions of this Agreement or any other Note Document, (ii) may expose the Collateral Agent to liability, financial or otherwise (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction), (iii) is contrary to any law or regulation or (iv) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.
(d)In addition to any rights, protections, immunities and indemnities afforded to the Collateral Agent herein, the Collateral Agent shall be afforded the rights, protections, immunities and indemnities that are afforded to it under each Indenture.
(e)Notwithstanding anything contained in this Agreement or any other Note Documents to the contrary, the Collateral Agent shall have no duty to act, consent or request any action of any Person (including, without limitation, in respect of any remedies or enforcement actions) unless the Collateral Agent shall have received written direction from the Issuer (prior to the occurrence and continuance of an Event of Default under either Indenture) or the Trustees (acting solely pursuant to the instructions from the Required Secured Parties) and indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith. For the avoidance of doubt, if the Collateral Agent receives direction from more than one party, the direction of the Trustees (acting solely pursuant to the instructions from the Required Secured Parties) shall take priority.
(f)The Collateral Agent may resign at any time by notifying the Issuer, in writing, at least 30 days prior to the proposed resignation. The Required Secured Parties may remove the Collateral Agent by notifying the Collateral Agent, in writing, at least thirty (30) days prior to the proposed removal. At any time, in the case of the Required Secured Parties, or, so long as no Event of Default has occurred under either Indenture and is continuing, the Company, may remove the Collateral Agent if:
(i)the Collateral Agent is adjudged bankrupt or insolvent
(ii)a receiver or other public officer takes charge of the Collateral Agent or its property; or
(iii)the Collateral Agent otherwise becomes incapable of acting.

If the Collateral Agent resigns or is removed by the Issuer or the Required Secured Parties, or if a vacancy exists in the office of Collateral Agent for any reason (the Collateral Agent in such event being referred to herein as the retiring Collateral Agent), then the Required Secured Parties may appoint a successor Collateral Agent (with, so long as no Event of Default has occurred under either Indenture, the consent of the Issuer (not to be unreasonably withheld, conditioned or delayed)).

A successor Collateral Agent will deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Issuer. Thereupon, the resignation or removal of the retiring Collateral Agent will become effective, and the successor Collateral Agent will have all the rights, powers and duties of the Collateral Agent under each of the Indentures and the other Note Documents. The successor Collateral Agent will send a notice of its succession to Holders of the Notes, the 2021 Notes Trustee and the 2024 Notes Trustee. The retiring Collateral Agent will, upon payment of all of its costs and the costs of its agents and counsel, promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, subject to the lien provided for in connection with the payment obligations of the Issuer to the Collateral Agent.

If a successor Collateral Agent does not take office within thirty (30) days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Issuer or the Acting Noteholders may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Collateral Agent.

Notwithstanding the replacement of the Collateral Agent, the Issuer’s payment obligations, including with respect to indemnification obligations, to the Collateral Agent under this Agreement and the other Note Documents will continue for the benefit of the retiring Collateral Agent.

If the Collateral Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act will be the successor Collateral Agent.

Section 20. Termination of Transaction Liens; Release of Collateral. The Transaction Liens granted by the Issuer and the Guarantors, with respect to the applicable Notes, shall terminate pursuant to Section 14.10 of the Indenture governing such Notes.
Section 21. Additional Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a “Grantor” as defined herein.
Section 22. No Discharge. This Agreement shall not discharge or release the obligations of any Person party to the Existing Security Agreement (or any other Notes Document as defined in the 2021 Notes Indenture) or discharge or release any security under the Existing Security Agreement (or any other Notes Document as defined in the 2021 Notes Indenture). Nothing herein contained is intended by the parties to be, or shall be, construed as a substitution or novation of the instruments, documents and agreements securing the Secured Obligations under the 2021 Notes and the 2021 Note Documents, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of the Issuer or any Guarantor from any of its obligations and liabilities under the 2021 Note Documents, all of which are continued on the terms set forth in the 2021 Notes Indenture and the other 2021 Note Documents.
Section 23. Notices. Each notice, request or other communication given to any party hereunder shall be given in accordance with Section 15.02 of each Indenture, and in the case of any such notice, request or other communication to a Grantor other than the Issuer, shall be given to it in care of the Issuer.
Section 24. No Implied Waivers; Remedies Not Exclusive. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any such right or remedy under any Note Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies under this Agreement are cumulative and are not exclusive of any other rights or remedies provided by law.
Section 25. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party’s interest in any Secured Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Grantors and their respective successors and assigns.
Section 26. Entire Agreement; Amendments and Waivers. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except in accordance with Article 9 of each Indenture or as set forth in Section 21.

Section 27. Choice of Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.
Section 28. Submission to Jurisdiction. Each of the Issuer and the other Grantors: (a) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (b) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (c) submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding.
Section 29. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 30. Severability. If any provision of this Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.
Section 31. Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile, .pdf or other electronic image-scan transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 32. References. Upon satisfaction and discharge by the payment in full of the 2021 Note Obligations or 2024 Note Obligations, as applicable, all references herein to Holders, Indentures, Note Documents, Notes, Secured Obligations or Trustees shall be construed to refer only to the Holders, Indentures, Note Documents, Notes, Secured Obligations or Trustees that correspond to the Notes that remain outstanding.
Section 33.The Trustees.
(a)The parties hereby acknowledge and agree that this Agreement is executed and delivered by the 2021 Notes Trustee solely at the direction of the 2021 Holders, and that the 2021 Notes Trustee shall be entitled to all of the rights, protections, immunities and indemnities set forth in the 2021 Notes Indenture, as if specifically set forth herein.  Notwithstanding anything to the contrary herein, the 2021 Notes Trustee shall not be obligated to take any discretionary action or exercise any discretionary rights or powers, including any obligation to provide any consents, directions, determinations, acceptances, rejections or other similar actions (including any notifications to the Collateral Agent) pursuant to this Agreement unless it shall have first been so directed by the requisite percentage of the 2021 Holders in accordance with the terms of the 2021 Notes Indenture and this Agreement, and the 2021 Notes Trustee shall have no liability for taking any such actions in accordance with such directions and shall not be liable for any failure or delay in taking such actions resulting from any failure or delay by such parties in providing such directions.
(b)The parties hereby acknowledge and agree that this Agreement is executed and delivered by the 2024 Notes Trustee solely at the direction of the 2024 Holders, and that the 2024 Notes Trustee shall be entitled to all of the rights, protections, immunities and indemnities set forth in the 2024 Notes Indenture, as if specifically set forth herein.  Notwithstanding anything to the contrary herein, the 2024 Notes Trustee shall not be obligated to take any discretionary action or exercise any discretionary rights or powers, including any obligation to provide any consents, directions, determinations, acceptances, rejections or other similar actions (including any notifications to the Collateral Agent) pursuant to this Agreement unless it shall have first been so directed by the requisite percentage of the 2024 Holders in accordance with the terms of the 2024 Notes Indenture and this Agreement, and the 2024 Notes Trustee shall have no liability for taking any such actions in accordance with such directions and shall not be liable for any failure or delay in taking such actions resulting from any failure or delay by such parties in providing such directions.
(c)For the avoidance of doubt, the obligations of the 2021 Notes Trustee and the 2024 Notes Trustee hereunder are several and not joint. Each of the parties hereto acknowledges and agrees that neither Trustee is acting as an intercreditor agent and/or a representative for the collective Secured Parties hereunder.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Issuer:

Protalix BioTherapeutics, Inc.

By: /s/ Eyal Rubin
Name: Eyal Rubin
 Title: Senior Vice President & Chief Financial Officer

By: /s/ Dror Bashan
Name: Dror Bashan
Title: President & Chief Executive Officer

Israeli Grantor (solely with respect to the provisions directly relating to the Israeli Grantor’s Intellectual Property registered in the United States of America):

Protalix Ltd.

By: /s/ Eyal Rubin
Name: Eyal Rubin
 Title: Senior Vice President & Chief Financial Officer

Grantor:

Protalix B.V.

By: /s/ Dror Bashan
Name: Dror Bashan
Title: Managing Director

Protalix – Amended and Restated Security Agreement

Collateral Agent:

Wilmington Savings Fund Society, FSB, as Collateral Agent

By: /s/ John Nichol
Name: John Nichol
Title: Trust Officer

Trustees:

The Bank of New York Mellon Trust Company, N.A., as 2021 Notes Trustee

By: /s/ Shannon Matthews
Name: Shannon Matthews
Title: Vice President

The Bank of New York Mellon Trust Company, N.A., as 2024 Notes Trustee

By: /s/ Shannon Matthews
Name: Shannon Matthews
Title: Vice President

Protalix – Amended and Restated Security Agreement

SCHEDULE 1

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
OWNED BY ORIGINAL GRANTORS
(as of the Effective Date)

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units
Protalix Ltd.	Israel	Protalix BioTherapeutics Inc.	100%	4,363,280 shares (100%)
Protalix B.V.	Netherlands	Protalix Ltd.	100%	180 shares (100%)

Sched. 1 - 1

SCHEDULE 2

INVESTMENT PROPERTY
(other than Equity Interests in Subsidiaries and Affiliates)
OWNED BY ORIGINAL GRANTORS
(as of the Effective Date)

PART 1 — Securities

Issuer	Jurisdiction of Organization	Owner of Securities	Amount Owned	Type of Security

None.

PART 2 — Securities Accounts

The Original Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:1

Owner	Securities Intermediary	Account Number

None.

1 If any such Securities Account holds material long-term investments and is not a trading account, more detailed information as to such investments could appropriately be required to be disclosed in this Schedule.

Sched. 2 - 1

SCHEDULE 3

MATERIAL COMMERCIAL TORT CLAIMS

Describe each existing Material Commercial Tort Claim with the specificity required to satisfy Official Comment 5 to UCC Section 9-108.

None.

Sched. 3 - 1

EXHIBIT A
to Amended and Restated Security Agreement

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT dated as of ____________, ____, delivered by [NAME OF GRANTOR] (the “Grantor”).

WHEREAS, Protalix BioTherapeutics, Inc., the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as Collateral Agent, The Bank of New York Mellon Trust Company, N.A., as 2021 Notes Trustee, and The Bank of New York Mellon Trust Company, N.A., as 2024 Notes Trustee, are parties to an Amended and Restated Security Agreement dated as of August 24, 2021 (as heretofore supplemented, amended, modified, renewed and/or extended, the “Security Agreement”) under which Protalix BioTherapeutics, Inc. and the Guarantors secure certain of their respective obligations (the “Secured Obligations”);

WHEREAS, [name of Grantor] has executed Note Guarantees and desires to become a party to the Security Agreement as a Grantor thereunder;1 and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Grant of Transaction Liens. (a) In order to secure the payment and performance of the Secured Obligations, the Grantor grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all the right, title and interests of such Grantor in, to, and under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):

[describe property being added to the Collateral]2

(b)With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c)The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way

1 If the Grantor is the Issuer, delete this recital and Section 1 hereof.

2 If the Grantor is not already a party to the Security Agreement, clauses (i) through (xvi) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

affect or modify, any obligation or liability of the Grantor with respect to any of the New Collateral or any transaction in connection therewith.

2.Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Grantor is complying with the provisions of Section 7 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

3.Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Grantor thereunder and be bound by all the provisions thereof as fully as if the Grantor were one of the original parties thereto.

4.Financing Statements. The Grantor authorizes the Collateral Agent, without any obligation, to execute and file such financing statements or continuation statements in such jurisdictions with such descriptions of collateral (including as the New Collateral is specifically described herein or “all assets”, “all personal property” or “all assets whether now owned or hereinafter acquired” or other words of similar effect) and other information set forth therein as the Collateral Agent may reasonably deem necessary or desirable for the purposes set forth in Section 5(a) of the Security Agreement.

5.Representations and Warranties. (a) The Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)The Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete in all material respects as of the date hereof.

(c)The execution and delivery of this Security Agreement Supplement by the Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

(d)The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(e)Each of the representations and warranties set forth in Sections 4 through 11 of the Security Agreement is true in all material respects as applied to the Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Grantor” shall be deemed to refer to the Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this

Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Effective Date” shall be deemed to refer to the date on which the Grantor signs and delivers this Security Agreement Supplement.

6.Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York. Each of the Grantors hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Security Agreement Supplement, the indentures, the notes, the note guarantees or the transactions contemplated hereby.

7.Submission to Jurisdiction. Each Grantor: (a) agrees that any suit, action or proceeding against it arising out of or relating to this Security Agreement Supplement, may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (b) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum; and (c) submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. Each Grantor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for the term of this Security Agreement Supplement. Nothing in this Security Agreement Supplement shall in any way be deemed to limit the ability to serve any such writs, process or summonses in any other manner permitted by applicable law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Schedule 1
to Security Agreement
Supplement

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
OWNED BY GRANTOR

Issuer	Jurisdiction of Organization	Percentage Owned	Number of Shares or Units

Schedule 2
to Security Agreement
Supplement

INVESTMENT PROPERTY
(other than Equity Interests in Subsidiaries and Affiliates)
OWNED BY GRANTOR

PART 1 — Securities

Issuer	Jurisdiction of Organization	Amount Owned	Type of Security

PART 2 — Securities Accounts

The Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:1

Securities Intermediary	Account Number

1 If any such Securities Account holds material long-term investments and is not a trading account, more detailed information as to such investments could appropriately be required to be disclosed in this Schedule.

EXHIBIT B
to Amended and Restated Security Agreement

COPYRIGHT SECURITY AGREEMENT

(Copyrights, Copyright Registrations, Copyright
Applications and Copyright Licenses)

WHEREAS, [name of Grantor], a ______________ corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

WHEREAS, Protalix BioTherapeutics, Inc. (the “Issuer”), the Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Wilmington Savings Fund Society, FSB, as Collateral Agent, are parties to (i) an Indenture dated as of December 7, 2016 (as supplemented, amended, modified, renewed or extended from time to time, the “2021 Notes Indenture”) and (ii) an Indenture dated as of August 24, 2021 (as supplemented, amended, modified, renewed or extended from time to time, the “2024 Notes Indenture” and together with the 2021 Notes Indenture, the “Indentures” and each an “Indenture”); and

WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 24, 2021 (as supplemented, amended, modified, renewed and/or extended from time to time, the “Security Agreement”) among the Issuer, the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), The Bank of New York Mellon Trust Company, N.A., as 2021 Notes Trustee, and The Bank of New York Mellon Trust Company, N.A., as 2024 Notes Trustee, the Grantor has secured certain of its obligations (the “Secured Obligations”) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Copyright Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee for the ratable benefit of the Secured Parties, to secure the payment and performance of the Secured Obligations, a security interest in all of the Grantor’s right, title and interests in, to and under the following property (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:

(i)all Copyrights (as defined in the Security Agreement), including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

(ii)all Copyright Licenses (as defined in the Security Agreement), including, without limitation, each Copyright License identified in Schedule 1 hereto; and

1 Modify as needed if the Grantor is not a corporation.

(iii)to the extent not otherwise included, all Proceeds of the foregoing.

[Notwithstanding anything contained in this Copyright Security Agreement to the contrary, (a) with respect to the security interests granted by any Israeli Grantor pursuant to this Copyright Security Agreement, this Copyright Security Agreement and each of the terms hereof relating to Copyright Collateral shall be limited solely to Copyright Collateral (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws); and (b) in respect of Copyright Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Copyright Collateral and any enforcement thereof shall be (i) subject to the IIA Restrictions (including the Research Law and the IIA Approval) and (ii) governed by the laws of the State of Israel and subject to the exclusive jurisdiction of the Israeli courts.]2

The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Capitalized terms herein used and not herein defined shall have the respective meanings ascribed to such terms in the Security Agreement. This Copyright Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The exchange of copies of this Copyright Security Agreement and of signature pages by facsimile, .pdf or other electronic image-scan transmission shall constitute effective execution and delivery of this Copyright Security Agreement as to the parties hereto and may be used in lieu of the original Copyright Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Copyright Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same

2 Insert for an Israeli Grantor.

legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of ____________, ____.

[NAME OF GRANTOR]

By:

Name:
Title:

Acknowledged:

WILMINGTON SAVINGS FUND SOCIETY,

FSB,

as Collateral Agent

By:

Name:

Title:

Schedule 1
to Copyright
Security Agreement

[NAME OF GRANTOR]

COPYRIGHT REGISTRATIONS

Registration No.	Registration Date	Title	Expiration Date

COPYRIGHT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

COPYRIGHT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT C
to Amended and Restated Security Agreement

PATENT SECURITY AGREEMENT

(Patents, Patent Applications and Patent Licenses)

WHEREAS, [name of Grantor], a ___ corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

WHEREAS, Protalix BioTherapeutics, Inc. (the “Issuer”), the Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Wilmington Savings Fund Society, FSB, as Collateral Agent, are parties to (i) an Indenture dated as of December 7, 2016 (as supplemented, amended, modified, renewed or extended from time to time, the “2021 Notes Indenture”) and (ii) an Indenture dated as of August 24, 2021 (as supplemented, amended, modified, renewed or extended from time to time, the “2024 Notes Indenture” and together with the 2021 Notes Indenture, the “Indentures” and each an “Indenture”); and

WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 24, 2021 (as supplemented, amended, modified, renewed and/or extended from time to time, the “Security Agreement”) among the Issuer, the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), The Bank of New York Mellon Trust Company, N.A., as 2021 Notes Trustee, and The Bank of New York Mellon Trust Company, N.A., as 2024 Notes Trustee, the Grantor has secured certain of its obligations (the “Secured Obligations”) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Patent Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee for the ratable benefit of the Secured Parties, to secure the payment and performance of the Secured Obligations, a security interest in all of the Grantor’s right, title and interests in, to and under the following property (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i)all Patents (as defined in the Security Agreement), including, without limitation, each Patent referred to in Schedule 1 hereto;

(ii)all Patent Licenses (as defined in the Security Agreement), including, without limitation, each Patent License identified in Schedule 1 hereto; and

(iii)to the extent not otherwise included, all Proceeds of the foregoing.

[Notwithstanding anything contained in this Patent Security Agreement to the contrary, (a) with respect to the security interests granted by any Israeli Grantor pursuant to this Patent

1 Modify as needed if the Grantor is not a corporation.

Security Agreement, this Patent Security Agreement and each of the terms hereof relating to Patent Collateral shall be limited solely to Patent Collateral (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws); and (b) in respect of Patent Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Patent Collateral and any enforcement thereof shall be (i) subject to the IIA Restrictions (including the Research Law and the IIA Approval) and (ii) governed by the laws of the State of Israel and subject to the exclusive jurisdiction of the Israeli courts.]2

The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Capitalized terms herein used and not herein defined shall have the respective meanings ascribed to such terms in the Security Agreement. This Patent Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The exchange of copies of this Patent Security Agreement and of signature pages by facsimile, .pdf or other electronic image-scan transmission shall constitute effective execution and delivery of this Patent Security Agreement as to the parties hereto and may be used in lieu of the original Patent Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Patent Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce

2 Insert for an Israeli Grantor.

Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ______________, ____.

[NAME OF GRANTOR]

By:

Name:
Title:

Acknowledged:

WILMINGTON SAVINGS FUND SOCIETY,

FSB,

as Collateral Agent

By:

Name:

Title:

Schedule 1
to Patent
Security Agreement

[NAME OF GRANTOR]

PATENTS, DESIGN PATENTS AND PATENT APPLICATIONS

Patent No. / Application No.	Issued Date / Application Date	Title	Assignee / Inventor

PATENT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT D
to Amended and Restated Security Agreement

TRADEMARK SECURITY AGREEMENT

(Trademarks, Trademark Registrations, Trademark
Applications and Trademark Licenses)

WHEREAS, [name of Grantor], a ____________ corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

WHEREAS, Protalix BioTherapeutics, Inc. (the “Issuer”), the Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Wilmington Savings Fund Society, FSB, as Collateral Agent, are parties to (i) an Indenture dated as of December 7, 2016 (as supplemented, amended, modified, renewed or extended from time to time, the “2021 Notes Indenture”) and (ii) an Indenture dated as of August 24, 2021 (as supplemented, amended, modified, renewed or extended from time to time, the “2024 Notes Indenture” and together with the 2021 Notes Indenture, the “Indentures” and each an “Indenture”); and

WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 24, 2021 (as supplemented, amended, modified, renewed and/or extended from time to time, the “Security Agreement”) among the Issuer, the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), The Bank of New York Mellon Trust Company, N.A., as 2021 Notes Trustee, and The Bank of New York Mellon Trust Company, N.A., as 2024 Notes Trustee, the Grantor has secured certain of its obligations (the “Secured Obligations”) by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Trademark Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee for the ratable benefit of the Secured Parties, to secure the payment and performance of the Secured Obligations, a security interest in all of the Grantor’s right, title and interests in, to and under the following property (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i)all Trademarks (as defined in the Security Agreement), including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business symbolized by, or associated with, each Trademark;

(ii)all Trademark Licenses (as defined in the Security Agreement), including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the

1 Modify as needed if the Grantor is not a corporation.

goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

(iii)to the extent not otherwise included, all Proceeds of the foregoing.

For the avoidance of doubt, in no event shall the Trademark Collateral include any United States “intent-to-use” Trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such application under applicable federal law.

[Notwithstanding anything contained in this Trademark Security Agreement to the contrary, (a) with respect to the security interests granted by any Israeli Grantor pursuant to this Trademark Security Agreement, this Trademark Security Agreement and each of the terms hereof relating to Trademark Collateral shall be limited solely to Trademark Collateral (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws); and (b) in respect of Trademark Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Trademark Collateral and any enforcement thereof shall be (i) subject to the IIA Restrictions (including the Research Law and the IIA Approval) and (ii) governed by the laws of the State of Israel and subject to the exclusive jurisdiction of the Israeli courts.]2

The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Capitalized terms herein used and not herein defined shall have the respective meanings ascribed to such terms in the Security Agreement. This Trademark Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The exchange of copies of this Trademark Security Agreement and of signature pages by facsimile, .pdf or other electronic

2 Insert for an Israeli Grantor.

image-scan transmission shall constitute effective execution and delivery of this Trademark Security Agreement as to the parties hereto and may be used in lieu of the original Trademark Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Trademark Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.

[NAME OF GRANTOR]

By:

Name:
Title:

Acknowledged:

WILMINGTON SAVINGS FUND SOCIETY,

FSB,

as Collateral Agent

By:

Name:

Title:

Schedule 1
to Trademark
Security Agreement

[NAME OF GRANTOR]

U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS

TRADEMARK LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT E
to Amended and Restated Security Agreement

PERFECTION CERTIFICATE

[Attached]

E-1

EXHIBIT F
to Amended and Restated Security Agreement

ISSUER CONTROL AGREEMENT

ISSUER CONTROL AGREEMENT dated as of _____, _____ among ___________ (the “Grantor”), Wilmington Savings Fund Society, FSB, as Collateral Agent (the “Secured Party”), and _____ (the “Issuer”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [Issuer’s jurisdiction of incorporation].

W I T N E S S E T H :

WHEREAS, the Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the “Securities”);

WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 24, 2021 (as such agreement may be supplemented, amended, modified, renewed and/or extended from time to time, the “Security Agreement”), the Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Grantor in, to and under the Securities, whether now existing or hereafter arising; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are “uncertificated securities” (as defined in Section 8-102 of the UCC) and (ii) the Grantor is registered on the books of the Issuer as the registered holder of the Securities.

Section 2. Instructions. The Issuer agrees to comply with any “instruction” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Grantor or any other person. The Grantor consents to the foregoing agreement by the Issuer.

Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer’s obligations in respect of the Securities will not be subject to deduction, set off or any other right in favor of any person other than the Secured Party.

Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer’s jurisdiction of incorporation].1

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Grantor with respect to the Securities [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of

1 The Issuer’s jurisdiction of incorporation shall be a State in the United States.

any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Grantor thereof.

Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

(i)Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Grantor or any duly authorized agent of the Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a “Notice of Exclusive Control”), the Issuer will cease complying with instructions of the Grantor or any of its agents.2

(ii)Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

(iii)Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(iv)Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

(i)This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

(ii)The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the

2 Delete subsection (i) if the Grantor will not be permitted to sell the Securities.

Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Grantor:

Secured Party:

Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF GRANTOR]

By:

Name:
Title:

Wilmington Savings Fund Society, FSB, as Collateral Agent

By:

Name:
Title:

[NAME OF ISSUER]

By:

Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Issuer]

Attention: ______________________

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Issuer Control Agreement dated as of ____, ____ among [name of Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Grantor] (the “Securities”). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by e-mail (with receipt confirmed) to [name of Grantor].

Very truly yours,

Wilmington Savings Fund Society, FSB, as Collateral Agent

By:

Name:
Title:

cc: [name of Grantor]